UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

NOMADAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42924	99-3383359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5015 Highway 59 N

Marshall, Texas 75670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (323) 672-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	NOMA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2025, Nomadar Corp., a Delaware corporation (the “Company”), entered into a land lease agreement and purchase option (the “Lease Agreement”) with Sport City Cádiz S.L., a company incorporated under the laws of Spain (“Sportech”), pursuant to which Sportech, as the owner of a plot of land located at Puerto de Santa Maria, Spain, as further described in the Lease Agreement (the “Property”), has agreed to lease the Company the Property, for an initial term of three years from the date of the Lease Agreement, which may be extended for an additional two year period by mutual agreement between the Company and Sportech.

During the term of the lease, the Company shall pay an annual rent (the “Annual Rent”) of €144,000 (approximately $166,939), plus the applicable value added tax, in monthly installments of €12,000 (approximately $13,912). During the term of the lease, the Annual Rent will be subject to annual update, as of July 1st of each year, in accordance with the changes in the Consumer Price Index published by the National Institute of Statistics, and as further described in the Lease Agreement, each as defined in the Lease Agreement.

From the period beginning on the date of the Lease Agreement, and ending 60 days prior to the end of the term of the Lease Agreement (including any extension thereof), the Company shall have the exclusive right to purchase (the “Purchase Option”): (i) the entire Property, or (ii) a minimum surface of 100,000 m2 of the Property. The purchase price for such Purchase Option shall be €29.178 (approximately $34) per m2. Any amount of rent paid by the Company to Sportech prior to the exercise of the Purchase Option, will be deducted from the purchase price payable by Company to Sportech upon exercise of such Purchase Option.

If the Purchase Option has not been exercised by the end of the term of the lease, the Company shall return the Property to Sportech in accordance with the terms of the Lease Agreement.

In the event that Sportech decides to transfer the Property, in whole or in part, the Company shall have a preferential right to acquire the Property, upon the terms and conditions set forth in the Lease Agreement.

In accordance with the Company’s Related Party Transactions Policy, the Lease Agreement was unanimously approved by the audit committee of the board of directors of the Company on November 17, 2025.

The foregoing description of the Lease Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Lease Agreement and is qualified in its entirety by reference to the full text of the Lease Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Lease Agreement is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On November 19, 2025, the Company issued a press release which announced the Lease Agreement and provided a corporate update (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, and in the Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Land Lease Agreement and Purchase Option dated November 17, 2025, by and between the Nomadar Corp. and Sport City Cádiz S.L.
99.1	Press Release, dated November 19, 2025
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements

This Current Report on Form 8-K and the Press Release include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Lease Agreement, and the Company’s ability to purchase the Property; and the ability of either Sportech or Nomadar to develop the Property. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Registration Statement and other filings with the SEC, available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nomadar Corp.
Date: November 19, 2025
	By:	/s/ Rafael Contreras
	Name:	Rafael Contreras
	Title:	Chief Executive Officer